Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,422.32
Total Fee Amount	5,422.32
Total Transaction Valuation	35,416,852.00
Total Offset Amount	0.00
Net Fee	$ 0.00